Share-Based Payment Transactions - Schedule of Fair Value for Share Options Granted (Details) - Share Options [Member] - $ / shares	Feb. 10, 2022	Jan. 03, 2022
Schedule of Fair Value for Share Options Granted [Line Items]
Underlying ordinary share price (in Dollars per share)	$ 2,724.54	$ 3,674.58
Dividend yield (%)	0.00%	0.00%
Expected volatility (%)	133.00%	134.00%
Risk-free interest rate (%)	2.00%	1.46%
Expected life of Share Options (years)	6	6